Exhibit 10.115

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of March 15, 2006, is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined).

RECITALS

A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).

B. In connection with the Credit Agreement:

(i) Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Wynn Golf, LLC, a Nevada limited liability company (“Wynn Golf”), Wynn Sunrise, LLC, a Nevada limited liability company (“Wynn Sunrise”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Kevyn, LLC, a Nevada limited liability company (“Kevyn”), and Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet” and together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise, World Travel, Kevyn, Wynn Resorts Holdings, LLC, a Nevada limited liability company, and Wynn Completion Guarantor, LLC, a Nevada limited liability company, the “Wynn Amendment Parties”), have executed that certain Guarantee dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the “Guarantee”);

(ii) the Borrower has executed that certain Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the “Borrower Mortgage”) in favor of Nevada Title Company for the benefit of Deutsche Bank Trust Company Americas, as the Collateral Agent (the “Collateral Agent”);

(iii) Wynn Golf has executed that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the “Wynn Golf Mortgage”) in favor of Nevada Title Company for the benefit of the Collateral Agent; and

(iv) Wynn Sunrise has executed that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the “Wynn Sunrise Mortgage” and, together with the Borrower Mortgage and the Wynn Golf Mortgage, the “Wynn Mortgages”) in favor of Nevada Title Company for the benefit of the Collateral Agent.

C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Third Amendment, to amend certain provisions of the Credit Agreement, the Disbursement Agreement and certain other Loan Documents, among other things, (i) in connection with the development of the Phase II Project and (ii) to permit the issuance by the Borrower and Capital Corp. of up to an additional $100,000,000 in principal amount of 2014 Notes pursuant to the 2014 Notes Indenture.

D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Third Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Third Amendment.

2. Amendments.

(a) The following new definitions are inserted into Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Additional Notes”: as defined in the 2014 Notes Indenture.

“Company’s Concentration Account”: as defined in the Disbursement Agreement.

“Construction Tracking Account”: as defined in the Disbursement Agreement.

“Termination Date”: as defined in the Disbursement Agreement.

(b) The definitions of “Advance Confirmation Notice” and “Last Project Final Completion Date” are deleted from Section 1.1 of the Credit Agreement.

(c) The Loan Documents are amended by replacing the words “Last Project Final Completion Date” wherever they appear with the words “Termination Date”.

(d) The definition of “Cash Equivalents” set forth in Section 1.1 of the Credit Agreement is amended by (i) deleting the words “or mutual funds” from clause (f) thereof and (ii) inserting the words “; and (h) to the extent not included in clauses (a) through (g) of this definition, funds managed or offered by the 2014 Notes Indenture Trustee that invest exclusively in the securities and instruments described in clauses (a) through (g) above” immediately before the period at the end of such definition.

(e) The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Credit Agreement is amended by inserting the words “and/or the Company’s Concentration Account (and, in such case, credited to the Construction Tracking Account)” immediately following the words “Company’s Funds Account” in the thirty-second line thereof.

(f) The definition of “Funding Account” is deleted from Section 1.1 of the Credit Agreement and replaced with the following:

“Funding Account”: any Account with respect to which the Secured Parties have a perfected first priority Lien (subject only to Permitted Liens) securing the Obligations pursuant to a Control Agreement; provided, that in the case of the use of this definition in Section 2.24, such Funding Account shall be a segregated account established to hold and disburse the relevant Insurance Proceeds and/or Eminent Domain Proceeds only.

(g) The definition of “Swing Line Commitment” set forth in Section 1.1 of the Credit Agreement is amended by deleting the number “$10,000,000” set forth therein and replacing such number with the number “$25,000,000”.

(h) The definition of “2014 Notes” set forth in Section 1.1 of the Credit Agreement is amended by inserting the parenthetical “(including any Additional Notes)” after the words “2014 Notes Indenture” in the second line thereof.

(i) Section 2.5(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

(a) Prior to the Final Completion Date with respect to a Project Phase, the Borrower shall have the right to borrow Loans, the proceeds of which are to be used to pay such Project Phase’s Project Costs. If the Borrower desires that Lenders make such Loans, the Borrower shall comply with Section 2.3 of the Disbursement Agreement. Notwithstanding any provisions of the Disbursement Agreement to the contrary, each Notice of Advance Request must be received by the Administrative Agent prior to 12:00 Noon, New York City time, at least three Business Days prior to the requested Borrowing Date (in the case of Eurodollar

Loans or Base Rate Loans) and must specify (x) the amount and Type of Loans to be borrowed, (y) the requested Borrowing Date and (z) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Upon receipt of any Notice of Advance Request, the Administrative Agent shall promptly notify each Term Loan Lender and/or Revolving Credit Lender, as appropriate, thereof. Each such Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent at the Funding Office prior to 10:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in immediately available Dollars. Such borrowing will then, upon satisfaction or waiver of the conditions precedent specified in Section 5.2, be deposited by the Administrative Agent, in immediately available Dollars, into the Company’s Concentration Account no later than 12:00 Noon, New York City time, on the applicable Borrowing Date.

(j) Section 2.5(d) of the Credit Agreement is amended by deleting the words “and related Advance Confirmation Notice” from the last sentence thereof.

(k) Section 2.5(e) of the Credit Agreement is amended by deleting the words “Disbursement Account” from the first sentence thereof and replacing such words with the words “Company’s Concentration Account”.

(l) Section 2.12(c) of the Credit Agreement is amended by inserting the words “and/or the Company’s Concentration Account (and, in such case, the crediting of such funds to the Construction Tracking Account)” immediately following the words “Company’s Funds Account” in the sixth line thereof.

(m) Section 3.2(a) of the Credit Agreement is amended by deleting the words “and related Advance Confirmation Notice” from the last sentence thereof.

(n) Section 5.2(a) of the Credit Agreement is amended by deleting the words “and related Advance Confirmation Notice” therefrom.

(o) Section 5.2(b) of the Credit Agreement is deleted in its entirely and replaced with the words “INTENTIONALLY OMITTED”.

(p) Section 6.1(c) of the Credit Agreement is deleted in its entirety and any references thereto in the Credit Agreement are appropriately amended.

(q) Section 6.2(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

(d) concurrently with the delivery of the financial statements referred to in Section 6.1(a) (and only to the extent not otherwise contained in such financial statements), a narrative discussion and analysis of the financial condition and results of operations of the

Loan Parties (taken as a whole) for the Fiscal Year to which such financial statements relate and a comparison thereof to (i) the Projections covering such Fiscal Year and (ii) the actual financial condition and results of operations of the Fiscal Year immediately prior to such Fiscal Year;

(r) Section 6.11(a) of the Credit Agreement is amended by inserting the words “or the Company’s Concentration Account” immediately following the words “Company’s Funds Account” in clause (y) thereof.

(s) Section 6.11(b) of the Credit Agreement is amended by deleting all of clause (iii) thereof.

(t) Section 7.8 of the Credit Agreement is amended by inserting the following new clause (p) thereto:

(p) Investments by the Borrower in the Completion Guarantor as expressly permitted under the Disbursement Agreement.

(u) Section 7.10(j) of the Credit Agreement is amended by inserting the parenthetical “(and any exchange notes issued in exchange for Additional Notes)” immediately before the semicolon in such section.

(v) Section 7.10 of the Credit Agreement is amended by inserting the following new clause (l) thereto:

(l) the transfer of funds between the Borrower and the Completion Guarantor as contemplated by the Disbursement Agreement.

(w) Section 7.23 of the Credit Agreement is deleted in its entirety and replaced with the following:

7.23 Project Costs for the Phase II Project. Permit expenditures with respect to Project Costs for the Phase II Project in excess of the sum of (a) $1,400,000,000, (b) the net proceeds of any Additional Notes issued by the Borrower and Capital Corp., (c) any cash equity contributions made by Mr. Wynn, Wynn Resorts or any of their Affiliates (other than the Borrowers or any other Loan Party) to the Borrower and deposited into the Company’s Concentration Account and credited to the Construction Tracking Account (and subsequently applied to Project Costs for the Phase II Project) and (d) without duplication to clause (c) above, any amounts committed by Wynn Resorts pursuant to a commitment described in clause (viii) of the definition of “Available Funds” set forth in the Disbursement Agreement (and subsequently applied to Project Costs for the Phase II Project). For purposes of this Section 7.23, any proceeds of the 2014 Notes applied on the

Closing Date in order to consummate the Refinancing Transaction shall not be deemed expended in furtherance of Project Costs with respect to the Phase II Project.

3. Conditions to Issuance of Additional Notes.

(a) The Borrower and Capital Corp. shall be entitled, subject to the conditions set forth in Section 3(b) below, to issue up to an additional $100,000,000 in principal amount of 2014 Notes (the “Additional 2014 Notes”) secured by the Collateral and, in furtherance of the foregoing, Section 7.2(f)(ii) of the Credit Agreement is amended, effective on the date of issuance of the Additional 2014 Notes, by replacing the number “$1,300,000,000” with a number equal to the sum of $1,300,000,000 plus the principal amount of Additional 2014 Notes actually issued by the Borrower and Capital Corp. not to exceed $100,000,000.

(b) The Additional 2014 Notes may only be issued once after the Phase II Commitment Sunset Date has occurred and the Borrower and Capital Corp. shall not issue the Additional 2014 Notes unless each of the following conditions shall have been satisfied (or waived):

(i) no Default or Event of Default shall have occurred and be continuing immediately prior to the issuance of the Additional 2014 Notes or could reasonably be expected to result therefrom;

(ii) the Wynn Mortgages shall have been amended pursuant to an amendment substantially in the form attached hereto as Exhibit A (the “Mortgage Amendment”)(and the Lenders authorize the Administrative Agent to enter into such amendments on behalf of the Lenders) and such amendment shall have be recorded in the appropriate real property records of the State of Nevada;

(iii) concurrently with the recordation of the Mortgage Amendment, the applicable Wynn Amendment Parties shall have obtained and delivered to the Administrative Agent appropriate endorsements or supplements to the Title Policy with respect to the Wynn Mortgages (the “Existing Title Policy”), or a commitment to issue such endorsements or supplements, in each case, in form and substance reasonably satisfactory to the Administrative Agent (x) ensuring the Lenders that the amendments to the applicable Wynn Mortgages made pursuant to the Mortgage Amendment do not adversely affect the Lender’s title and extended coverage insurance contained in the Existing Title Policy and (y) increasing the insured amount of the Existing Title Policy by the principal amount of Additional 2014 Notes actually issued by the Borrower and Capital Corp.

(iv) each of the Security Agreement, and the Company Disbursement Collateral Account Agreement, the Completion Guaranty Collateral Account Agreement, that certain Control Agreement dated as of December 14, 2004 among the Borrower, Bank of America, N.A. and Deutsche Bank Trust Company Americas (the “Borrower Control Agreement”), that certain Control Agreement dated as of December 14, 2004 among Las Vegas Jet, Bank of America, N.A. and Deutsche Bank Trust Company Americas (the “Las Vegas Jet Control Agreement”), and that certain Control Agreement dated as of December 14, 2004 among Show Performers,

Bank of America, N.A. and Deutsche Bank Trust Company Americas (the “Show Performers Control Agreement”) shall have been amended and restated substantially in the forms attached hereto as Exhibits B, C, D, E, F and G, respectively (together with the Mortgage Amendments, the “Additional Note Collateral Document Amendments”)(and the Lenders authorize the Administrative Agent to enter into such amendments and restatements on behalf of the Lenders);

(v) as of the issuance of the Additional 2014 Notes, the representations and warranties contained in Section 6 of this Third Amendment shall be true and correct (provided that to the extent such representations and warranties relate to the Third Amendment Documents (as defined below), such representations and warranties shall relate to the Additional Note Collateral Document Amendments and any supplements made to the 2014 Notes Indenture in connection with the issuance of the Additional 2014 Notes); and

(vi) on or prior to the issuance of the Additional 2014 Notes, the Borrower shall have delivered to the Administrative Agent one or more legal opinions of counsel to the Borrower and each of the Wynn Amendment Parties substantially as to the matters set forth in Sections 6(a), (b), (c)(i), (c)(ii), (c)(iv)(with respect to the 2014 Notes Indenture only) and (d) hereof (in each case, only as they relate to the Additional Note Collateral Document Amendments) and such other matters as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

4. Disbursement Agreement Amendment. The Administrative Agent is hereby directed to execute on the date hereof that certain Third Amendment to Disbursement Agreement (the “Disbursement Agreement Amendment”), substantially in the form attached hereto as Exhibit H on behalf of the Lenders.

5. Collateral Agreement Amendments. The Administrative Agent is hereby directed to execute on the date hereof that certain First Amendment to Security Agreement, that certain First Amendment to Company Disbursement Collateral Account Agreement, that certain First Amendment to Completion Guaranty Collateral Account Agreement, that certain First Amendment to Borrower Control Agreement, that certain First Amendment to Las Vegas Jet Control Agreement and that certain First Amendment to Show Performers Control Agreement (together the “Collateral Agreement Amendments”), substantially in the forms attached hereto as Exhibits I, J, K, L, M and N, respectively on behalf of the Lenders.

6. Representations and Warranties. To induce the Lenders to agree to this Third Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

(a) the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Third Amendment, the Disbursement Agreement Amendment and the Collateral Agreement Amendments (collectively, the “Third Amendment Documents”) to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Third Amendment Documents to which each is a party;

(b) the execution and delivery of Third Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Third Amendment Documents to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and each of the Wynn Amendment Parties;

(c) the execution and delivery of the Third Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such Third Amendment Documents to which each is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or any Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

(d) the Third Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties party thereto and the Credit Agreement and the other Loan Documents, as amended by the Third Amendment Documents, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e) after giving effect to the Third Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, no event has occurred and is continuing or will result from the execution and delivery of the Third Amendment Documents that would constitute a Default or an Event of Default;

(f) since the Closing Date, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(g) each of the representations and warranties made by the Borrower and the Wynn Amendment Parties in or pursuant to the Loan Documents to which each is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

7. Effectiveness of this Third Amendment. This Third Amendment shall be effective only if and when (i) executed by the Borrower, the Wynn Amendment Parties and the

Administrative Agent, on behalf of the Lenders, and (ii) each of the Disbursement Agreement Amendment and the Collateral Agreement Amendments shall have been executed by all parties thereto.

8. Acknowledgments. By executing this Third Amendment, each of the Wynn Amendment Parties (a) consents to the Third Amendment Documents, the Additional Note Collateral Document Amendments and the issuance of the Additional 2014 Notes, (b) acknowledges that, notwithstanding the execution and delivery of the Third Amendment Documents or the Additional Note Collateral Document Amendments, or the issuance of the Additional 2014 Notes, the obligations of each of the Wynn Amendment Parties under the Guarantee, the Completion Guaranty Collateral Account Agreement, the Completion Guaranty and the Security Agreement are not impaired or affected, and the Guarantee, the Completion Guaranty Collateral Account Agreement, the Completion Guaranty and the Security Agreement continue in full force and effect, and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee, the Completion Guaranty Collateral Account Agreement, the Completion Guaranty and the Security Agreement.

9. Miscellaneous. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Third Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Third Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Section 10.12 of the Credit Agreement shall apply to this Third Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.

WYNN LAS VEGAS, LLC, a Nevada limited liability company				WYNN GOLF, LLC, a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member			By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member			By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	/s/ Ronald J. Kramer			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		Name:	Ronald J. Kramer
		Title:	President

							By:	/s/ Ronald J. Kramer
							Name:	Ronald J. Kramer
							Title:	President

WYNN SUNRISE, LLC, a Nevada limited liability company					WORLD TRAVEL, LLC, a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Ronald J. Kramer				By:	/s/ Ronald J. Kramer
			Name:	Ronald J. Kramer				Name:	Ronald J. Kramer
			Title:	President				Title:	President

LAS VEGAS JET, LLC, a Nevada limited liability company					WYNN SHOW PERFORMERS, LLC, a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Ronald J. Kramer				By:	/s/ Ronald J. Kramer
			Name:	Ronald J. Kramer				Name:	Ronald J. Kramer
			Title:	President				Title:	President

WYNN LAS VEGAS CAPITAL CORP., a Nevada corporation		KEVYN, LLC, a Nevada limited liability company

By:	/s/ Ronald J. Kramer	By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member
Name:	Ronald J. Kramer
Title:	President

			By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

					By:	/s/ Ronald J. Kramer
					Name:	Ronald J. Kramer
					Title:	President

WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company			WYNN COMPLETION GUARANTOR, LLC, a Nevada limited liability company

By:	Wynn Resorts, Limited, a Nevada corporation, its sole member		By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	/s/ Ronald J. Kramer		By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
	Name:	Ronald J. Kramer
	Title:	President

					By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

						By:	/s/ Ronald J. Kramer
						Name:	Ronald J. Kramer
						Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Administrative Agent on behalf of the Lenders

	By:	/s/ Steven P. Lapham
	Name:	Steven P. Lapham
	Title:	Managing Director

	By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	Assistant Vice President